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                                                                    EXHIBIT 10.3

TANDBERG TELECOM AS

                                 PROMISSORY NOTE
                                    (Secured)

US$ 1,250,000.00                                Burlington, MA
                                                August 1, 2002

          FOR VALUE RECEIVED, the undersigned, EZENIA! INC. (hereinafter referred to as the "Borrower"), unconditionally promises to pay to TANDBERG TELECOM AS (hereinafter referred to as the "Lender") or order at its offices located at Philip Pedersen's Vei 22, N-1324, Lysaker, Norway, the principal sum of ONE MILLION TWO HUNDRED AND FIFTY THOUSAND UNITED STATES DOLLARS (US$ 1,250,000.00), together with interest in arrears on the unpaid principal balance from time to time outstanding from the date hereof until the entire principal amount due hereunder is paid in full at the rate hereinafter provided.

          Payment of the outstanding balance hereunder shall be made as follows:
All amounts unpaid under the terms of this Note shall be paid no later than October 31, 2002 (the "Due Date"). Interest shall be payable at the annual rate of seven and one-half (7.5%) percent; provided, however, that in the event that any payment due hereunder is not paid on the Due Date, interest shall accrue on the outstanding balance at the rate of eighteen percent (18%) per annum in addition to such other charges as may be incurred. To secure the payment, promptly when due, of all the Liabilities as hereinafter defined, Borrower hereby pledges, assigns, and grants to Lender a first priority lien upon and security interest in, all of the Collateral as hereinafter defined.

          The Borrower represents that the pledge herein of security to Lender and the execution of this Note and all the terms hereof have been duly authorized by the Borrower. The Borrower agrees to execute upon demand all appropriate documents necessary to perfect the security interest granted herein.

               a. "Collateral" means any and all of the following whether now owned or hereafter acquired and related in any way to the business of the
Borrower: (i) the Purchased Assets (as defined in the Asset Purchase Agreement, dated as of the date hereof, between the Borrower and the Lender) and (ii) all Proceeds of the foregoing.

               b. "Proceeds" means whatever is received when Collateral is sold, exchanged, presented, collected, drawn upon or otherwise disposed of.

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          The occurrence of any of the following events shall constitute an
Event of Default under this Note: (i) the failure to make any payment, whether principal, interest or other payment, under any of the undersigned's Liabilities when the same is due, (ii) the dissolution, suspension of business for any reason or insolvency (however such insolvency may be evidenced) of any Obligor hereunder, (iii) the assignment by any Obligor hereunder for the benefit of creditors, or the admission in writing of its inability to pay its debts as they become due or the filing of a voluntary petition in bankruptcy, or the filing of any petition or answer seeking any reorganization, arrangement, composition, adjustment, liquidation, dissolution or similar relief under the Federal Bankruptcy Code or any future Federal bankruptcy act or other applicable Federal, state or other statute, law or regulation, or seeking or consent into or acquiescing in the appointment of any trustee, custodial, receiver or liquidator or similar official of any Obligor hereunder or all or any substantial part of its properties, or taking any action for the purpose of effecting any of the foregoing, (iv) any Obligor hereunder shall be the subject of an order for relief in an involuntary case under the Federal Bankruptcy Code or any petition or proceeding against any Obligor hereunder seeking any reorganization, arrangement, composition, adjustment, liquidation, dissolution or similar relief under the Federal Bankruptcy Code or any future Federal Bankruptcy act or other applicable Federal, state or other statute, law or regulation shall be commenced, or any trustee, custodian, receiver or liquidator or similar official of any Obligor hereunder or all or any substantial part of its properties, shall be appointed without the consent or acquiescence of such Obligor, (v) the sale, lease or other disposition, or attempted disposition, of all or a substantial part of the stock, membership interests, partnership interests, assets or property of any Obligor hereunder, (vi) the issuance of a writ, warrant, distraint or order of attachment or garnishment against any of the property or assets of any Obligor, (vii) the commencement of foreclosure proceedings or any proceedings for the enforcement of money judgments against any Obligor hereunder, (viii) the seizure, nationalization, condemnation or other assumption by any government or political subdivision thereof of a substantial part of the business or property of any Obligor hereunder, (ix) the occurrence of an event of default as described and defined in any instrument securing the obligations hereunder or any instrument evidencing any indebtedness of the undersigned to the Lender and the expiration of any period provided in such instrument to cure such default or (x) any breach by Obligor of the License Agreement or Asset Purchase Agreement executed concurrently herewith by the parties hereto, and the expiration of any period provided in such agreement to cure such default.

          Upon the happening of any Event of Default, the holder hereof may declare the entire unpaid principal balance under this Note and under any and all other liabilities of the undersigned to the holder hereof immediately due and payable without notice, demand or presentment and may exercise any of its rights under any instruments security the obligations hereunder. In the event that the Lender or any subsequent holder of this Note shall exercise or endeavor to exercise any of its remedies hereunder or under any instruments securing the obligations hereunder, the undersigned shall pay on demand all reasonable costs and expenses incurred in connection therewith, including, without limitation, reasonable attorney's fees, and the Lender may take judgment for all such amounts in addition to all other sums due hereunder.

          The undersigned waives presentment for payment, protest and demand, and notice

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of protest, demand and/or dishonor and the payment of this Note, notice of any event default under any instrument securing the obligation hereunder, except as specifically provided herein, and all other notices or demands otherwise required by law that the undersigned may lawfully waive. Each Obligor expressly agrees that this Note, or any payment hereunder, may be extended from time to time, without in any way affecting the liability of the Obligor. No unilateral consent or waiver by the Lender with respect to any action or failure to act which, without consent, would constitute a breach of any provision of this Note shall be valid and finding unless in writing and signed by the Lender.

          The rights and obligations of the undersigned and all provisions hereof shall be governed by and construed in accordance with the laws of the State of Delaware, exclusive of its conflicts of law principles.

          This Note and the transactions contemplated hereby constitute commercial activities of the undersigned. The undersigned is not entitled to any immunity, whether characterized as sovereign immunity or otherwise, from any legal proceedings. The undersigned, in respect of its obligation under this Note, expressly and irrevocably waives such immunity in any action or proceeding and hereby irrevocably agrees that the legal action proceeding arises out of or relating to this Note or the transaction contemplated hereby may be brought in the Chancery Court of the State of Delaware or of the United States of America for the District of Delaware. The undersigned hereby expressly submits to the jurisdiction of such courts and irrevocably waives to the full extent permitted by law and any objection it may now hereafter have based upon improper venue or forum non conveniens with respect to such action or proceeding in such courts, and waives the benefit of any other jurisdiction to which it may entitled by reason of present or future domicile or otherwise. The undersigned further irrevocably consents to the service of process out of the aforementioned Courts in any said action or proceeding by the mailing of the copies thereof by certified mail, postage prepaid, to it at its address set forth below, such service to become effective upon the earlier of (i) the date fifteen (15) days after such mailing or (ii) in the earlier date permitted by applicable law. Nothing herein shall affect the right of the Lender to commence legal proceedings or otherwise proceed against the undersigned in the state of its citizenship or organization or in any other competent jurisdiction where the undersigned has assets or to serve process in any other matter permitted by applicable law.

          If this Note is signed by more than one maker, the liability of each shall be joint and several. THE UNDERSIGNED HEREBY WAIVES TRIAL BY JURY AND THE RIGHT TO INTERPOSE ANY COUNTERCLAIM OR OFFSET OF ANY NATURE OR DESCRIPTION IN ANY LITIGATION RELATING TO THIS NOTE OR ANY LIABILITY HEREUNDER OR ENFORCEMENT OF REMEDIES HEREUNDER TO THE FULLEST EXTENT PERMITTED BY LAW. Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          As used herein, the terms, "the undersigned" shall mean the undersigned or any one or more of them; "Liabilities" shall mean any and all debts and obligations of the

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undersigned owed to the Lender pursuant to this Promissory Note, whether such shall be primary, direct, contingent, sole, joint or severally, due or to become due, or that have or may hereafter be contracted or incurred; and "Obligor" shall mean each of the undersigned and any co-signer, endorsed, guarantor or surety of or for the undersigned's Liabilities.

     IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed as of the day and year first above written.


Address:                          EZENIA! INC., Borrower


154 Middlesex Turnpike            By:  /s/ Khoa D. Nguyen
Burlington, MA 01803                   -----------------------------------------
President                                     Khoa Nguyen, its duly authorized